Exhibit 99.3

        (Text of graph  posted to Ashland  Inc.'s  website  concerning
                   Ashland Distribution Company's gross profit)


              ADC Gross Profit (%) - 3 Month Rolling Average


             2000        2001        2002         2003        2004       2005
            ------      ------      ------       ------      ------     ------
January       8.9         8.9         9.5         10.1         9.6        9.9
February      9.0         9.2         9.3          9.8         9.7        9.7
March         9.3         9.6         9.7          9.6         9.7        9.8
April         9.6         9.4         9.8          9.6         9.7        9.8
May           9.9         9.3        10.0          9.9         9.8
June          9.6         8.9        10.1         10.0         9.8
July          9.5         8.6        10.3         10.3         9.7
August        9.3         8.1        10.1         10.2         9.4
September     9.1         8.3         9.2         10.1         9.5
October       9.0         9.2         8.9          9.8         9.3
November      8.9        10.0         9.2          9.5         9.6
December      8.8         9.8        10.1          9.6         9.6



               ADC Gross Profit % - 12 Month Rolling Average

             2000         2001        2002         2003        2004      2005
            ------       ------      ------       ------      ------    ------

January       8.6          9.3         9.2          9.8         9.8       9.6
February      8.7          9.3         9.1          9.8         9.8       9.6
March         8.9          9.3         9.2          9.7         9.9       9.7
April         9.0          9.2         9.3          9.7         9.8       9.7
May           9.1          9.2         9.3          9.8         9.8
June          9.2          9.1         9.5          9.7         9.8
July          9.2          9.0         9.7          9.7         9.7
August        9.2          8.9         9.9          9.8         9.6
September     9.1          8.9         9.7          9.9         9.6
October       9.3          9.1         9.6          9.9         9.6
November      9.3          9.1         9.7          9.9         9.6
December      9.2          9.1         9.8          9.8         9.6